UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2012

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122—1st Avenue South Saskatoon, Saskatchewan, Canada		S7K 7G3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (306) 933-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04.	Mine Safety – Reporting of Shutdowns and Patterns of Violations.

On August 29, 2012, White Springs Agricultural Chemicals, Inc. (the “Company”), an indirect wholly owned subsidiary of Potash Corporation of Saskatchewan Inc., received an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 (an “Order”) issued by the federal Mine Safety and Health Administration stating that, among other things, a maintenance employee at the Company’s Swift Creek mine in White Springs, Florida was observed working on an elevated walkway that did not have railings and fall protection was not utilized. The conditions cited in the Order did not result in an accident or injury and had no material adverse impact on the Company’s operations at the Swift Creek mine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
	Name:	Joseph Podwika
	Title:	Senior Vice President, General Counsel and Secretary

Date: August 30, 2012